UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Date of Report (Date of earliest event reported): January 9, 2017

Hi-Crush Partners LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 1350
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 980-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2017, Hi-Crush Partners LP (the “Partnership”) held a special meeting of its unitholders (the “Special Meeting”). At the Special Meeting, the Partnership’s unitholders approved the first amendment and restatement to the Partnership’s Long Term Incentive Plan (the “Restated LTIP”), which, among other things, provided for an increase in the number of common units of the Partnership reserved and available for delivery with respect to awards under the Restated LTIP by 2,700,000 common units to an aggregate of 4,064,035 common units. Following receipt of approval from the Partnership’s unitholders at the Special Meeting, the Restated LTIP was made effective as of September 21, 2016.

A more detailed description of the material terms of the Restated LTIP is set forth in the Partnership’s definitive proxy statement on Schedule 14A for the special meeting filed with the Securities and Exchange Commission on October 21, 2016, under the heading “Approval of the First Amended and Restated Long-Term Incentive Plan” and such description is incorporated herein by reference. In addition, the foregoing summary of the Restated LTIP is qualified in its entirety by reference to the full text of the Restated LTIP, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to Vote of Security Holders.

On January 9, 2017, the Partnership held the Special Meeting, at which the Partnership’s unitholders were asked to (i) approve the Restated LTIP, as described in more detail under Item 5.02 above (the “Restated LTIP Proposal”), and (ii) to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there were not sufficient votes at the time of the special meeting to approve the Restated LTIP (the “Adjournment Proposal”).

The certified results of the matters voted upon at the Special Meeting are as follows:

Proposal 1 - Restated LTIP:

The unitholders approved the Restated LTIP Proposal. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
30,038,995	2,174,593	337,737	N/A

Proposal 2 -Adjournment Proposal:

The unitholders approved the Adjournment Proposal. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
30,454,494	1,747,796	349,037	N/A

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	Hi-Crush Partners LP First Amended and Restated Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: January 10, 2017	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Hi-Crush Partners LP First Amended and Restated Long Term Incentive Plan

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